UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___)

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NovaBay Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOVABAY PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 4, 2009

To the Shareholders of NovaBay Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a California corporation, will be held on Thursday, June 4, 2009 at 2:00 p.m. Pacific Time at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608 for the following purposes:

1.
To elect three Class II directors to hold office for a term of three years or until their respective successors are elected and qualified.  The nominees for election are Charles Cashion, Alex McPherson, and Tony Wicks.

2.	To transact any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 13, 2009 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.  A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, June 4, 2009.

The proxy statement and annual report to security holders are available at http://www.edocumentview.com/NBY

All shareholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid and addressed envelope.  If your shares are held in “street name” (i.e., your shares are held in the name of a brokerage firm, bank or other nominee) you should receive from that institution an instruction form for voting in lieu of a proxy card.  Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors,

/s/ Ramin Najafi, Ph.D.

April 16, 2009	Ramin (“Ron”) Najafi, Ph.D.
Chairman of the Board, Chief Executive Officer and President

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

NOVABAY PHARMACEUTICALS, INC.
5980 Horton Street, Suite 550
Emeryville, California  94608

PROXY STATEMENT

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors, or Board, of NovaBay Pharmaceuticals, Inc., a California corporation, to be voted at the 2009 Annual Meeting of Shareholders to be held on Thursday, June 4, 2009 (the “Annual Meeting”) and at any adjournment or postponement of the meeting.  The Annual Meeting will be held at 2:00 p.m. Pacific Time at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608.  These proxy solicitation materials are expected to be mailed on or about May 1, 2009 to all shareholders entitled to vote at the Annual Meeting.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Shareholders (the “Notice”) and are described in more detail in this proxy statement.

Voting; Quorum

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 13, 2009.  Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.  Each shareholder is entitled to one vote for each share of our common stock held by such shareholder as of the Record Date.  As of the Record Date 21,659,883 shares of our common stock were outstanding and no shares of our preferred stock were outstanding.

The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

In the election of directors under Proposal One, the three nominees receiving the highest number of affirmative votes of our common stock, present or represented by proxy and entitled to vote at the Annual Meeting, will be elected.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power).  Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  For Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulation of votes cast on such proposal presented to the shareholders.

Proxies

Please use the enclosed proxy card to vote by mail.  If your shares are held in street name, then in lieu of a proxy card you should receive from that institution an instruction form for voting.  Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted.  Only proxy cards that have been signed, dated and timely returned will be counted in the quorum and voted.

If the enclosed proxy card is properly signed and returned to us, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon.  If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board under Proposal One.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting.  We have not been notified by any shareholder of his or her intent to present a shareholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our corporate Secretary at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608.  If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.  Simply attending the meeting will not, by itself, revoke your proxy.  Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Voting by Telephone or through the Internet

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or through the Internet.  A large number of banks and brokerage firms provide eligible shareholders the opportunity to vote in this manner.  If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

Solicitation

We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional solicitation material furnished to the shareholders.  Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.

At the discretion of management, we may retain a professional firm of proxy solicitors to assist in the solicitation of proxies, although we do not currently expect to retain such a firm.

MATTER TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our articles of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms and each as nearly equal in number as possible as determined by our Board.  As a result, a portion of our Board will be elected each year.  Our Board currently consists of eight persons.  Messrs. Cashion and Wicks and Dr. McPherson have been designated Class II directors whose terms expire at this Annual Meeting.  Mr. Freiman and Drs. Hixson and Najafi have been designated Class III directors whose terms expire at the 2010 Annual Meeting.  Dr. Dailley and Mr. Tufts have been designated Class I directors whose terms expire at the 2011 Annual Meeting. The class whose term of office expires at the Annual Meeting currently consists of three directors.  On the recommendation of the Nominating and Corporate Governance Committee, our Board selected and approved Charles Cashion, T. Alex McPherson and Tony Wicks as nominees for election in the class being elected at the Annual Meeting to serve for a term of three years, expiring at the 2012 Annual Meeting of Shareholders, or until their successors are duly elected and qualified or until their earlier resignation or removal.  Each of the current nominees was elected to the Board by the Board, and has not previously been elected by our shareholders.  Mr. Cashion was recommended for initial election to our Board by Paul Freiman; Dr. McPherson was recommended for initial election to our Board by Jack O’Reilly; and Mr. Wicks was recommended for initial election to our Board by Dr. Najafi.  Each nominee for election is currently a member of our Board and has agreed to serve if elected.  Management has no reason to believe that any of the nominees will be unavailable to serve.  In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes.  Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Shareholder Approval

The three nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote “FOR” the Class II director nominees listed below.

Directors and Nominees

The names of our directors and nominees, their ages and positions with us as of March 31, 2009, and biographical information about them, are as follows:

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	50	Chairman of the Board, Chief Executive Officer and President
Charles J. Cashion(1)	58	Director
Anthony Dailley, D.D.S.(2)(3)	54	Director
Paul E. Freiman(1)(2)	74	Director
Harry F. Hixson, Jr.(1)(2)	70	Director
T. Alex McPherson, M.D., Ph.D.(3)	70	Director
Robert R. Tufts(1)(3)	75	Director
Tony D.S. Wicks(2)	70	Director
————————
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Class II Director Nominees

Charles J. Cashion has served as a director since November 2005. Mr. Cashion currently serves as the Senior Vice President, Finance and Chief Financial Officer of Conatus Pharmaceuticals Inc., a biotechnology start-up company focused in the areas of inflammation and liver disease, which he co-founded with other senior management of Idun Pharmaceuticals, Inc. following the sale of Idun to Pfizer Inc. in July 2005. From 2001 to July 2005, Mr. Cashion was the Executive Vice President, Chief Financial Officer and Secretary of Idun. Mr. Cashion’s prior experience also includes serving as the Senior Vice President, Chief Financial Officer and Secretary of Quidel Corporation, a publicly owned, medical diagnostics company, and as the Senior Vice President, Finance, Chief Financial Officer, Secretary, and Treasurer of The Immune Response Corporation, a publicly owned biopharmaceutical company. Mr. Cashion received his B.S. in accounting and an M.B.A. in finance from Northern Illinois University.

T. Alex McPherson, M.D., Ph.D. has served as a director since July 2006. Dr. McPherson was President and Chief Executive Officer of Biomira, Inc., a biotechnology company specializing in the development of products for the treatment of cancer, from 1991 until his retirement in May 2006.  He is a Fellow of the Australasian, Canadian and American Colleges of Physicians and is a past President of both the Alberta and Canadian Medical Associations. Dr. McPherson is currently a Professor Emeritus in the Faculty of Medicine of the University of Alberta, and was Deputy Minister of the Alberta Ministry of Hospitals and Medical Care, and was Deputy Commissioner and Executive Director of the Premier’s Commission on Future Health Care for Albertans (The Rainbow Report).  He also serves on the board of directors of Carrington Laboratories, Inc.  Dr. McPherson received his M.D. in medicine from the University of Alberta and his Ph.D. from the University of Melbourne.

Tony D.S. Wicks has served as a director since May 2002. He also served as a director of NovaCal Pharmaceuticals LLC (“NovaCal LLC”) from March 2001 to May 2002. Since 1995, Mr. Wicks has been pursuing private investments, venture work and participating in property investments. Mr. Wicks received his H.N.C. in electrical engineering from Essex Polytechnic.

Directors Whose Terms Continue

Class III Directors — Terms Expiring at the 2010 Annual Meeting

Paul E. Freiman has served as a director since May 2002. He also served as a director of NovaCal LLC from May 2001 to May 2002. Since May 1997, Mr. Freiman has been the President and Chief Executive Officer of Neurobiological Technologies, Inc., a biotechnology company focused on acquiring and developing central nervous system related drug candidates. He has also served as a member of the board of directors of Neurobiological Technologies since April 1997. Mr. Freiman’s prior experience includes serving as the former Chairman and Chief Executive Officer of Syntex Corporation, which was sold to The Roche Group for $5.3 billion during his tenure. Mr. Freiman currently serves as Chairman of Penwest Pharmaceutical Co., and serves on the boards of Calypte Biomedical Corporation and NeoPharm, Inc. Mr. Freiman received a B.S. degree in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

Harry F. Hixson, Jr., Ph.D. has served as a director of NovaBay Pharmaceuticals, Inc. since January 2009.  He currently serves as Chairman of the Board of Sequenom Inc., a public genetics and molecular diagnostic company. He is also a member of the board of directors of Infinity Pharmaceuticals, Inc., a public cancer drug discovery and development company.  Dr. Hixson has also served as a director of Arena Pharmaceuticals, Inc. since 2004, and currently serves as the Chairman of BrainCells, Inc., a privately held biopharmaceutical company focused on central nervous system drug development. Dr. Hixson has served as Chairman of BrainCells since December 2003 and was Chief Executive Officer from July 2004 until September 2005.   Dr. Hixson received his Ph.D. in Physical Biochemistry from Purdue University and an MBA from the University of Chicago. He also received an Honorary Doctor of Science degree from Purdue University.

Ramin (“Ron”) Najafi, Ph.D. has served as our Chairman of the Board and President since July 2002, and as our Chief Executive Officer since November 2004. Prior to joining us, from January 2000 to June 2002, Dr. Najafi served in various management positions with NovaCal LLC, including as Chairman of the Board from January 2000 to June 2002, as President and Chief Scientific Officer from February 2002 to June 2002, and as Chief Executive Officer from January 2000 to February 2002. Dr. Najafi received a B.S. and M.S. degree in Chemistry from the University of San Francisco and a Ph.D. in Organic Chemistry from the University of California at Davis.

Class I Director Nominees – Terms Expiring at the 2011 Annual Meeting

Anthony Dailley, D.D.S. has served as a director since May 2002. Dr. Dailley is one of our founders and has been involved in a number of start-up companies, including serving as a director of NovaCal LLC from January 2000 to May 2002. We acquired all of the assets of NovaCal LLC in July 2002. Dr. Dailley currently serves as the President of Breathcare, a specialty dental practice which he founded in 2000. From 1995 to 2000, he was the Treasurer and a member of the board of directors of Indicator Technologies, Inc., a medical device company in California. Dr. Dailley received his B.S. in cell and molecular biology from San Francisco State University and his dental degree from the University of the Pacific School of Dentistry in San Francisco.

Robert R. Tufts has served as a director since May 2002. He also served as a director of NovaCal LLC from February 2001 to May 2002. Mr. Tufts is a founding law partner of Tufts Stephenson & Kasper, LLP, which was formed in April 1999, and was formerly a partner with Jackson Tufts Cole and Black, LLP for over 35 years. He specializes in corporate representation for start-up and emerging businesses, business financings, mergers and acquisitions, and in corporate taxation. Mr. Tufts received his B.A. in history from New York University and received his law degree from Harvard Law School.

Family Relationships

There are no family relationships among any of our directors, executive officers or director nominees.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees.  The full text of our Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at www.novabaypharma.com.  We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

The Board has determined that Messrs. Cashion, Freiman, McPherson, Tufts and Wicks and Drs. Dailley and Hixson, each satisfies the requirements for “independence” as defined in the NYSE Amex Company Guide.

Board Committees and Meetings

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each has a written charter that is reviewed annually and revised as appropriate.  A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabaypharma.com.

During the year ended December 31, 2008, the Board and the various committees of the Board held the following number of meetings:  Board of Directors—eight; Audit Committee—four; Compensation Committee—seven; and Nominating and Corporate Governance Committee—seven.  During 2008, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee.  Our 2008 Audit Committee consisted of Messrs. Cashion, Freiman and Wicks.  Mr. Cashion is the Chair of the Audit Committee.  Our Board has determined that each member of the Audit Committee is independent, as defined in the NYSE Amex Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. Cashion qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.  The functions of this committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent auditors and with internal financial personnel regarding these matters;

•	pre-approving audit and non-audit services to be rendered by our independent auditors;

•	engaging and determining the compensation of our independent auditors and oversight of the work of our independent auditors;

•
reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;

•	reviewing our financing plans and reporting recommendations to our full Board for approval and to authorize action; and

•	administering and discussing with management and our independent auditors our Code of Ethics.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

We have reconstituted the membership of our Committees and the 2009 Audit Committee consists of Messrs. Cashion, Freiman, and Tufts and Dr. Hixson effective January 14, 2009.

Compensation Committee. Our 2008 Compensation Committee consisted of Messrs. Wicks, Freiman, and Tufts and Drs. Dailley and McPherson.  Mr. Wicks is the Chair of our Compensation Committee.  Our Board has determined that each member of the Compensation Committee is independent, as defined in the NYSE Amex Company Guide.  The functions of this committee include:

•
reviewing and, as it deems appropriate, recommending to our Board, policies, practices and procedures relating to the compensation of our directors, officers, and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans;

•	reviewing and approving executive officer and director indemnification and insurance matters; and

•	advising and consulting with our officers regarding managerial personnel and development.

The Compensation Committee may delegate its authority to act to subcommittees of the Compensation Committee, as set forth in its charter, but has not done so historically.

Decisions regarding executive compensation are ultimately determined by the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similar-sized biotechnology companies within our geographic region, or peer group companies, and recommendations from our Chief Executive Officer and Chief Financial Officer. Additionally, the Compensation Committee subscribes to the Radford Life Science Compensation Survey, or Compensation Survey, from which we collect data for base salary, target annual bonuses and equity compensation for various positions at our peer group companies.  The market data is used as a guide, against which the Compensation Committee evaluates the compensation of each of the named executive officers in light of the executive's scope of responsibility, expertise and business knowledge.  Consultants from Radford are available to the Compensation Committee to help us review the Compensation Survey data and benchmarks for our peer group companies.  Radford Life Science is engaged directly by the Compensation Committee.  The Chief Executive Officer and Chief Financial Officer attend all meetings of the Compensation Committee except where their respective compensation packages are being discussed.   This process allows the Compensation Committee to set compensation at levels it believes are appropriate to retain and motivate our named executive officers.

In 2008, the Compensation Committee used market benchmarks to determine its recommendations for executive compensation.  The Compensation Committee reviewed market reference data to evaluate the competitiveness of our executive officers’ compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate. We compared the salaries of our executives as of December 31, 2007 with data of companies in the life sciences industry with 50 employees or less.

Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee.

As of January 14, 2009, our Compensation consists of Messrs. Freiman and Wicks and Drs. Dailley and Hixson.

Nominating and Corporate Governance Committee.  Our 2008 Nominating and Corporate Governance Committee consisted of Messrs. Freiman, Tufts and Wicks and Dr. McPherson.  Dr. McPherson is the Chair of our Nominating and Corporate Governance Committee.  Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in the NYSE Amex Company Guide.  The functions of this committee include:

•	identifying qualified candidates to become members of our Board;

•	selecting nominees for election of directors at the next annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected);

•	selecting candidates to fill vacancies on our Board;

•	developing and recommending to our Board our corporate governance guidelines; and

•	overseeing the evaluation of our Board.

In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board.  This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our and its shareholders’ long-term interests.  These factors, and others as considered useful by the Nominating and Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time.  As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors.  The Nominating and Corporate Governance Committee leads the search for and selects, or recommends that the Board select candidates for election to the Board.  Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates.  Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers.  From time to time, the Nominating and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates.

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our shareholders who meet the eligibility requirements for submitting shareholder proposals for inclusion in our next proxy statement.  This committee will evaluate such recommendations applying its regular nominee criteria.  Eligible shareholders wishing to recommend a nominee must submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of the corporate Secretary, by the deadline for shareholder proposals set forth in the prior year’s proxy statement, specifying the following information:  (i) the shareholder’s intent to nominate one or more persons for election as director of the corporation, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting, (ii) name and address, as they appear on the corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iv) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made, (v) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vi) such information as the Board or the Nominating and Corporate Governance Committee, or similar committee appointed by the Board, may require pursuant to resolutions of the Board or such committee’s charter, (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the corporation if so elected.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the election of directors at the Annual Meeting.  Each of the director nominees standing for election at this Annual Meeting is a current director of NovaBay.

Effective January 14, 2009, our Nominating and Corporate Governance Committee consists of Drs. Dailley and McPherson and Mr. Tufts.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board at annual meetings of shareholders; however, directors are encouraged to attend all such meetings.

Shareholder Communications to the Board

Our Board has implemented a process by which shareholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Chief Executive Officer (“CEO”), Ron Najafi, at 5980 Horton Street, Suite 550, Emeryville, California 94608.  The name of any specific intended Board recipient should be noted in the communication.  Our CEO will be primarily responsible for collecting, organizing and monitoring communications from shareholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients.  Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters.  Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The following table sets forth the fees billed to us for the fiscal years ended December 31, 2007 and 2008 by Davidson & Company LLP (“Davidson”), our independent registered public accounting firm for such years:

	2008	2007
Audit Fees	$109,864	$115,486
Audit-Related Fees	―	―
Tax Fees	―	―
All Other Fees	―	―
Total Fees	$109,864	$115,486

Audit Fees.  Audit fees consisted of fees billed by Davidson for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements.  Such fees included fees associated with the review of the registration statement on Form S-8.

Audit-Related Fees.  There were no fees billed by Davidson for audit-related services in 2007 or 2008.

Tax Fees.  There were no fees billed by Davidson for tax services in 2007 or 2008.

All Other Fees.  There were no fees billed by Davidson for other services in 2007 or 2008.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by Davidson or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules.  The Audit Committee approved all services provided by Davidson for the fiscal years ended December 31, 2007 and 2008.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. (the “Company”) for the fiscal year ended December 31, 2008 included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with the Company’s management.  The Audit Committee has discussed with the Company’s independent registered public accounting firm, Davidson & Company LLP, the matters required to be discussed by Statement on Auditing Standards No. 114, Communication with Audit Committees.

The Audit Committee has also received the written disclosures and the letter from Davidson & Company LLP required by Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with Davidson & Company LLP the independence of Davidson & Company LLP.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
of the Board of Directors:

Charles J. Cashion
Paul E. Freiman
Tony D.S. Wicks

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our executive officers as of March 31, 2009.

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	50	Chairman of the Board, Chief Executive Officer and President
Thomas J. Paulson	62	Chief Financial Officer and Treasurer
Behzad Khosrovi, Ph.D.	65	Vice President, Research and Development

The following is certain biographical information regarding our executive officers.  The biography of Dr. Najafi appears earlier in this proxy statement.  See “Proposal One:  Election of Directors.”

Thomas J. Paulson has served as our Chief Financial Officer and Treasurer since January 2008.  Prior to joining us, Mr. Paulson was a partner at Tatum LLC, an executive services and consulting firm which he joined in April 2007, and the President and Chief Executive Officer of The Paulson Group, a management consulting company whose clients included high-technology and biotechnology companies, which he founded in February 2006.  Immediately prior to forming the consulting firm, Mr. Paulson was Vice President-Finance, Chief Financial Officer and Secretary of Avigen, Inc., a publicly traded biopharmaceutical company focused on unique and small molecule therapeutics and biologics, from 1996 to January 2006. Mr. Paulson received a B.A. in Business Administration from Loyola University in Chicago and an M.B.A. from the University of Chicago.

Behzad Khosrovi, Ph.D. has served as our Vice President, Research & Development since November 2003.  Dr. Khosrovi received an M.A. in natural science from Cambridge University and a Ph.D. in applied microbiology and biochemical engineering from Manchester University.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2006, 2007 and 2008 by (i) our Chief Executive Officer, (ii) our Vice President, for Research and Development, and (iii) our Chief Financial Officer who were serving as executive officers in 2008.  The officers listed below are collectively referred to as the “Named Executive Officers” in this proxy statement.

Name	Fiscal Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
Ramin (“Ron”) Najafi, Ph.D.	2008	$356,000	—	$93,140	$17,800	$466,940
Chairman, CEO and President	2007	$319,999	$135,680	$3,017	$616	$459,312
Thomas J. Paulson,	2008	$250,000	—	$103,456	—	$353,456
CFO (3)
Behzad Khosrovi, Ph.D.	2008	$238,000	—	$29,558	$5,950	$273,508
VP, Research and Development	2007	$231,249	$60,241	$905	$8,820	$301,215

(1)
Represents the expense recognized by us for the applicable fiscal year for stock options, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 10 to our consolidated financial statements in our annual report for the year ended December 31, 2008 (the “Annual Report”) regarding assumptions underlying valuation of equity awards.  See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

(2)	These amounts represent cash compensation for accrued and unused vacation leave entitlements.

(3)	Mr. Paulson was not employed by us prior to fiscal year 2008.

In 2008, our Named Executive Officers were awarded stock options under our 2007 Omnibus Incentive Plan at an exercise price per share equal to the closing sales price of our common stock on the American Stock Exchange (now NYSE Amex) on the date of the grant.  These options are not exercisable until vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon the completion of three (3) months beginning September 5, 2009.

Given the business environment, in 2008, the Compensation Committee, with the support of management, determined not to grant bonuses to our executive officers.  In 2007, bonuses were awarded to our executive officers primarily based on their contributions to achieving specific development and other business goals. The bonuses paid to Named Executive Officers for 2007 ranged from 18% to 42% of their base salaries and totaled $195,921.  See also our discussion of Named Executive Officer compensation under “Outstanding Equity Awards at Fiscal Year-End” and “Employment Contracts and Termination of Employment and Change of Control Arrangements” below.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2008.  Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007 and pursuant to our 2007 Omnibus Incentive Plan thereafter.  All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and, except as otherwise noted below, vest as to 25% of the shares underlying the grant on the first anniversary of the grant date, with the remainder vesting in 12 equal quarterly installments thereafter over the three year period following the first anniversary of the date of grant.  The options granted under our 2007 Plan are not exercisable until they have vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon the completion of three (3) months beginning the first anniversary of the grant date.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Ramin (“Ron”) Najafi, Ph.D.	39,062	(2)	85,938	(2)	$3.56	12/13/17
Chairman, CEO and President			65,000	(5)	$1.95	09/05/18
Thomas J. Paulson	―		200,000	(3)	$3.80	01/14/18
Chief Financial Officer and Treasurer	―		44,400	(6)	$1.95	09/05/18
Behzad Khosrovi, Ph.D.	200,000	(1)	―		0.30	01/29/14
VP, Research and Development	11,718	(4)	25,782	(4)	3.56	12/13/17
			35,400	(7)	$1.95	09/05/18
————————
(1)
In December 2003, Dr. Khosrovi was granted an option to purchase an aggregate of 200,000 shares of our common stock. 25,000 shares subject to such option were fully vested as of the date of grant. The remaining shares were to vest upon reaching certain company milestones, including full vesting upon the completion of our initial public offering.  The option was fully vested as of December 31, 2008.

(2)
In December 2007, Dr. Najafi was granted an option to purchase an aggregate of 125,000 shares of our common stock.  The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 31, 2008.

(3)
In January 2008, Mr. Paulson was granted an option to purchase 200,000 shares of our common stock.  The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon each three-month anniversary of the grant date of January 14, 2009.

(4)
In December 2007, Dr. Khosrovi was granted an option to purchase an aggregate of 37,500 shares of our common stock.  The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 31, 2008.

(5)
In September 2008, Dr. Najafi was granted an option to purchase 65,000 shares of our common stock.  The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon each three-month anniversary of the grant date of September 5, 2009.

(6)
In September 2008, Mr. Paulson was granted an option to purchase 44,400 shares each of our common stock.  The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon each three-month anniversary of the grant date of September 5, 2009.

(7)
In September 2008, Mr. Khosrovi was granted an option to purchase 35,400 shares each of our common stock.  The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon each three-month anniversary of the grant date of September 5, 2009.

Employment Contracts and Termination of Employment and Change of Control Arrangements

We entered into a four-year employment agreement, effective as of January 2007, with each of Mr. Khosrovi and Dr. Najafi. Pursuant to the terms of these agreements, the annual salaries for these officers will be at least $208,125 for Mr. Khosrovi and $320,000 for Dr. Najafi, subject to periodic increase at the discretion of our Board.  Each of the officers are also entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the Board.  In the event Mr. Khosrovi’s employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to 12 months salary at his salary rate as then in effect plus an amount equal to the bonus that was paid to such officer for his services during the previous calendar year.  In the event Dr. Najafi’s employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to 18 months salary at his salary rate as then in effect plus an amount equal to the bonus that was paid to such officer for his services during the previous calendar year.  Such amounts will be paid in two equal installments, the first on the first day of the seventh month after the date of termination and the second installment on the first day of the thirteenth month after the date of termination. In the event that any either officer is terminated for cause, then we will be required to pay to the applicable officer a lump sum of $15,000 within 60 days of such officer’s termination.

We also entered into a four-year employment agreement with Mr. Paulson effective January 2008.  Pursuant to the terms of the agreement, the annual salary for Mr. Paulson will be $250,000, subject to periodic adjustment at the discretion of our Board, provided that his then current annual salary cannot be reduced without his consent.  Mr. Paulson is also entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the Board.  Although Mr. Paulson will be employed on an at-will basis, in the event that his employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to up to one year’s salary at his salary rate as then in effect plus an amount equal to the bonus which was paid to him for his services during the previous calendar year. Such amounts will be paid within approximately six to 12 months, depending on the amounts to be paid. In the event that Mr. Paulson is terminated for cause after at least 12 months of employment with us, we will be required to pay him a lump sum of $15,000 within 60 days of the termination.

Mr. Paulson was granted a stock option in January 2008 to purchase up to 200,000 shares of our common stock at an exercise price of $3.80 per share.  The option is immediately exercisable prior to vesting, and vests over four years, subject to his continued employment, with 25% of the option vesting on the one year anniversary of his hire date and the remainder vesting in equal quarterly installments over the following 36 months.  Upon a change in control of NovaBay, all unvested shares subject to the option will immediately vest in full.

Director Compensation

The compensation and benefits for services as a member of our Board is determined by our Board of Directors.  Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board and committees of our Board.

In March 2007, our Board approved a director compensation plan (the “Directors Plan”), which was approved by our shareholders in April 2007 and became effective upon the completion of our initial public offering in October 2007.  Under the Directors Plan, our non-employee directors receive cash and shares of our common stock for each meeting of the Board and for each meeting of a committee of the Board that such director attends, up to the maximums set forth below. The number of shares of common stock actually received for any meeting is based on the market value of the stock on the date of the meeting, subject to a minimum per share price. The chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee receive higher compensation than other members of such committees for attending committee meetings.   The Directors Plan provides for non-employee directors compensation until December 31, 2009.

The table below sets forth the amounts received or to be received pursuant to the Directors Plan by the non-employee directors for attending meetings of the Board and of Board committees for the years 2008 and 2009.

Year	Board Meetings	Chairperson of Committee for Committee Meetings	All Other Members for Committee Meetings
2008	$1,800 in cash and $2,700 in common stock per meeting (maximum of $10,800 in cash and $16,200 in stock for the year)	$800 in cash and $1,200 in common stock per meeting (maximum of $4,000 in cash and $6,000 in stock for the year)	$400 in cash and $600 in common stock per meeting (maximum of $2,000 in cash and $3,000 in stock for the year)

2009
• Annual retainer of $6,000 in cash and $9,000 in common stock payable on January 15, 2009

• $1,800 in cash and $2,700 in common stock per meeting (maximum of $10,800 in cash and $16,200 in stock for the year)
		$800 in cash and $1,200 in common stock per meeting (maximum of $4,000 in cash and $6,000 in stock for the year)	$400 in cash and $600 in common stock per meeting (maximum of $2,000 in cash and $3,000 in stock for the year)

Non-employee directors are also eligible to participate in our equity incentive plans and may be granted awards under such plans, at the discretion of our Board. Under the Directors Plan, the Board may grant stock options to newly elected non-employee directors upon their first appointment or election to the Board. If granted, such options will have an exercise price per share equal to the fair market value of our common stock on the date of grant and will vest one-third at the end of the first year and one-twelfth at the end of each calendar quarter after the end of the first year, subject to the director’s continuing service on our Board. Options that have been previously granted to the non-employee directors will continue to vest in accordance with their respective terms.

Dr. Hixson, the new Board member was granted a stock option in January 2009 to purchase up to 52,000 shares of our common stock at an exercise price of $1.33 per share.  The option vests over four years, subject to his continued service to NovaBay as a Board member, with 25% of the option vesting on the one year anniversary of his hire date and the remainder vesting in equal quarterly installments over the following 36 months.  Upon a change in control of NovaBay, all unvested shares subject to the option will immediately vest in full.

The compensation received during 2008 by each director who is not a Named Executive Officer is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Charles J. Cashion	$14,800	$22,008	11,014	47,822
Anthony Dailley	12,800	19,200	–	32,000
Paul E. Freiman	12,800	19,227	–	32,027
Harry F. Hixson, Jr.	–	–	–	–
T. Alex McPherson	14,800	22,380	11,043	48,223
Robert R. Tufts	14,800	19,200	–	34,000
Tony D.S. Wicks	14,800	22,200	–	37,000

(1)	All stock awards were fully vested upon grant. No options were granted to our non-employee directors in 2008.

(2)
The amounts listed represent the expense recognized by us for fiscal year 2008 for the equity awards granted, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 10 to our consolidated financial statements in our Annual Report.  See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of March 31, 2009 regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock;

•	each Named Executive Officer;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 21,649,204 shares of common stock outstanding as of March 31, 2009.  Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission.  Shares subject to options that are exercisable within 60 days following March 31, 2009 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares	Percent of Class
Named Executive Officers and Directors
Ramin (“Ron”) Najafi, Ph.D.(2)	3,174,575	14.6%
Thomas J. Paulson (3)	66,500	*
Behzad Khosrovi, Ph.D.(4)	350,062	1.6
Harry F. Hixson, Jr.(5)	12,651
Charles J. Cashion(6)	105,144	*
Anthony Dailley, DDS(7)	364,655	1.7
Paul E. Freiman(8)	186,908	*
T. Alex McPherson, MD, Ph.D.(9)	104,008	*
Robert R. Tufts(10)	371,719	1.7
Tony D.S. Wicks(11)	260,854	1.2
All directors and executive officers as a group (10 persons)(12)	4,997,067	22.1%
————————
*	Less than 1%.

(1)	The address for each of the persons listed is c/o NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608.

(2)
Includes (i) 3,117,500 shares of common stock held by the Najafi Family Trust dated September 13, 2006, of which Dr. Najafi and his spouse are the trustees, (ii) 10,200 held directly by Dr. Najafi, and (iii) 46,875 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(3)	Includes (i) 4000 shares held directly by Mr. Paulson and (ii) 62,500 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(4)
Includes (i) 1,000 shares held by the Behzad and Dorothy Khosrovi Revocable Trust U/A 7/13/2004, (ii) 135,000 shares of common stock held by FIDELITY MANAGEMENT TRUST CO FBO of Behzad Khosrovi, and (iii) 214,062 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(5)	Consists solely of shares held directly by Dr. Hixson.

(6)
Consists of (i) 23,144 shares held by the Charles J. Cashion and Martha Diane Cashion Trust dated July 27, 1988, and (ii) 82,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(7)
Includes (i) 175,475 shares held by the Anthony and Terry Dailley Trust, of which Mr. Dailley and his spouse are trustees, (ii) 10,180 shares held by the Anthony Dailley DDS Profit Sharing Plan, of which Mr. Dailley is the trustee, (iii) 75,000 shares held directly by Mr. Dailley, and (iv) 104,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(8)
Includes (i) 46,908 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees and (ii) 140,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(9)
Includes (i) 500 shares held by the McPherson Family Trust , (ii) 32,008 shares held directly by Dr. McPherson, and (iii) 71,500 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(10)
Consists of (i) 219,219 shares held by the Robert R. Tufts and Joyce A. Tufts Trust dated September 18, 1987, of which Mr. Tufts and his spouse are trustees, (ii) 52,000 shares held directly by Robert R. Tufts, and  (iii) 100,500 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(11)
Consists of (i) 156,854 shares held by the Tony D. Wicks and Anne K. Wicks Revocable Trust, of which Mr. Wicks and his spouse are trustees and (ii) 104,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

(12)	Includes 925,437 shares of common stock issuable upon exercise of outstanding options which are exercisable as of March 31, 2009 or within 60 days after such date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008 with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	3,119,988	$5.70	3,707,426
Equity compensation plans not approved by security holders	―	―	―

Total	3,119,988	$5.70	3,707,426
————————
(1)
Consists of our 2002 Stock Option Plan, 2005 Stock Option Plan and 2007 Omnibus Incentive Plan.  No additional option grants are being made under the 2002 Plan and the 2005 Plan.  The 2007 Plan became effective in October 2007, and 2,000,000 shares were initially reserved for issuance under that plan and 858,766 were issuable pursuant to the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended and restated.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Since December 31, 2008, there has not been any transaction, nor is there any proposed transaction, to which we were or will be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of NovaBay’s total assets at the end of the last two completed fiscal years.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC.  Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates.  NovaBay Pharmaceuticals, Inc. currently issues stock to its directors each time they convene for a Board or a committee meeting.  During the fiscal year ended December 31, 2008, the Form 4 filings for Messrs. Freiman and Wicks and Dr. McPherson, for stock grants received by them for their attendance at a Compensation Committee meeting held on April 1, 2008, and the filings of the stock grants for their attendance at a Board meeting held on October 1, 2008 for Messrs. Dailley and Wicks were not filed within two business days of the grant date.  Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2008 and the written representations received from the reporting persons that no other reports were required, we believe that, except as indicated in the foregoing sentence, all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2008 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all shareholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Shareholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to: Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608.  The annual report on Form 10-K (including the exhibits thereto) is also available on the Securities and Exchange Commission’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF
SHAREHOLDER PROPOSALS OR NOMINATIONS

Shareholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws.  Pursuant to Rule 14a-8 of the Exchange Act, some shareholders proposals may be eligible for inclusion in our proxy statement for the 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”).  Shareholder proposals that are intended to be presented at our 2010 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us between January 30, 2010 and February 24, 2010.

If the date of the 2010 Annual Meeting is not within 30 days of the anniversary of the 2009 Annual Meeting of Shareholders (a situation that we do not anticipate), the shareholder must submit any such proposal not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. Shareholders are advised to review our bylaws which contain the advance notice requirements with respect to shareholder proposals and director nominations.

In addition, with respect to any proposal that a shareholder presents at the 2010 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board for such annual meeting will confer discretionary voting authority to vote on such shareholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Shareholder proposals must be in writing and should be addressed to our corporate Secretary, at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608.  It is recommended that shareholders submitting proposals direct them to our corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt.  The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or NovaBay that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker or (2) direct your written request to our corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, NovaBay will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

DIRECTIONS TO SPECIAL MEETING LOCATION

The Annual Meeting will be held at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608 at 2:00 p.m. Pacific Time on Thursday, June 4, 2009. Directions to this location are available at http://www.edocumentview.com/NBY.

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement.  If any other matter requiring a vote of the shareholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend.  The enclosed proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

By Order of the Board of Directors,

/s/ Ramin Najafi, Ph.D.

Ramin (“Ron”) Najafi, Ph.D.
Chairman of the Board and Chief Executive Officer

PROXY

NOVABAY PHARMACEUTICALS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of NOVABAY PHARMACEUTICALS, INC. (the “Company”) hereby appoints RAMIN (“RON”) NAJAFI and THOMAS J. PAULSON, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of NovaBay to be held on Thursday, June 4, 2009 at 2:00 p.m. Pacific Time at The Marriot Hotel, 5555 Shellmound Street, Emeryville, California 94608 and at any adjournment or postponement thereof, and to vote all shares of NovaBay’s common stock held of record by the undersigned on April 13, 2008, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Shareholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

(continued and to be signed on the reverse side)

(continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL DIRECTORS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1.	Election of Class I Directors.

Nominees standing for election:

Charles Cashion	☐ FOR	☐ WITHHOLD AUTHORITY

Alex McPherson	☐ FOR	☐ WITHHOLD AUTHORITY

Tony Wicks	☐ FOR	☐ WITHHOLD AUTHORITY

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Date:

Signature

Signature

NOTE:  This proxy must be signed exactly as your name appears hereon.  Executors, administrators, trustees, etc., should give full title as such.  If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.